Exhibit 11

                                MRL, INC.
             COMPUTATION OF WEIGHTED AVERAGE NUMBER OF SHARES


                                         FISCAL 1997 PERIOD

                                                           DAYS                             WEIGHTED
                              DATE        BALANCE       MAINTAINED       SHARE DAYS         AVERAGE

Common shares
outstanding                 05/01/96     2,685,694          92          247,083,848

Weighted average
number of shares,
three months ended
July 31, 1996                                                                               2,685,694
                                                                                            =========

Common shares
outstanding                 02/01/96     2,685,694         182          488,796,308

Weighted average
number of shares,
six months ended
July 31, 1996                                                                               2,685,694
                                                                                            =========
                                     FISCAL 1996 PERIOD
Common shares
outstanding                 05/01/95     2,685,694          92          247,083,848

Weighted average
number of shares,
three months ended
July 31, 1995                                                                               2,685,694
                                                                                            =========

Common shares
outstanding                 02/01/95     2,585,694          41          106,013,454
                            03/14/95     2,685,694         140          375,997,160
                                                           ---          ------------
                                                           181          482,010,614

Weighted average
number of shares,
six months ended
July 31, 1995                                                                               2,663,042
                                                                                            =========